Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of events after reporting period [Abstract]
Subsequent events	Subsequent events
On February 20, 2024, the Board of Directors has approved a new share repurchase program, which aims to neutralize future shareholder dilution due to the vesting of Restricted Stock Units (RSUs) from the Company’s long-term incentive plan. The Company proposes to undertake a share repurchase program pursuant to which the Board can annually, in each calendar year, approve the repurchase by the Company of a number of Class A Common Shares equal to the number of RSUs that have vested or will vest during the current calendar year.
Under the approved repurchase program for 2024, XP may repurchase up to 2,500,000 Class A Common Shares within the period commencing on February 28, 2024, and ending on December 27, 2024.